UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

November 30, 2007

DIGITALFX INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida
(State or other Jurisdiction of Incorporation or Organization)

001-33667 (Commission File Number)		65-0358792 (IRS Employer Identification No.)
3035 East Patrick Lane Suite #9 Las Vegas, NV 89120 (Address of Principal Executive Offices and zip code)

702-938-9300 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause DigitalFX International, Inc.’s (the “Registrant,” “we,” “our” or “us”) actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. Forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections or other expectations included in any forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, we undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 3.02 Unregistered Sales of Equity Securities

On November 29, 2007, the Registrant announced its entry into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain institutional investors (the “Investors”) pursuant to which the Registrant agreed to issue an aggregate of $7.0 million of three-year senior secured convertible notes, and five-year warrants to purchase an aggregate of 875,000 shares, to the Investors. The transactions contemplated by the Securities Purchase Agreement closed on November 30, 2007. The convertible notes carry interest at 7.50% per annum on the unpaid/unconverted principal balance, payable quarterly in cash, and are secured on a senior basis against all of the assets of the Registrant. The convertible notes convert to approximately 2,500,000 shares, based on a conversion price equal to $2.80 per share. The warrants have an exercise price of $2.93 per share.

The convertible notes are convertible at the option of the Investors prior to their maturity. Additionally, beginning twelve (12) months after closing, the Registrant can require the Investors to convert the convertible notes to common stock if the simple average of the daily volume weighted average price of the Registrant’s common stock is 175% of the initial conversion price ($2.80), or $4.90, for twenty (20) consecutive trading days.

The maturity date of the convertible notes is November 30, 2010. The Investors will be entitled to accelerate the maturity in the event that there occurs an event a default under the convertible notes, including, without limitation, if the Registrant fails to register for resale the shares underlying the convertible notes and warrants, if the Registrant fails to pay any amount under the convertible notes when due, if a judgment is rendered against the Registrant in an amount set forth in the convertible notes, if the Registrant breaches any representation or warranty under the Securities Purchase Agreement or other transaction documents, or if the Registrant fails to comply with the specified covenants set forth in the convertible notes. Among the other covenants, the convertible notes contains a financial covenant whereby the Registrant is required to achieve specified EBITDA (earnings before interest, tax, depreciation and amortization) and revenue targets in each of the fiscal quarters during which the convertible note is outstanding. Any failure by the Registrant to achieve an EBITDA or revenue target in any fiscal quarter will be considered a breach of the financial covenant.

The net proceeds of approximately $6.4 million, after placement agent fees and transaction expenses, will be used for strategic initiatives and general working capital purposes.

Immediately following the closing of the transactions contemplated by the Securities Purchase Agreement, the Registrant continued to have 24,173,281 shares of common stock issued and outstanding.

At the closing, the Registrant and the Investors entered into a Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Registrant agreed to provide registration rights with respect to the shares of common stock underlying the convertible notes and warrants under the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities laws. The Registration Rights Agreement provides that the Registrant must register for resale 130% of the sum of (i) the aggregate number of shares of common stock issued or issuable upon conversion of the convertible note as of the trading day immediately preceding the date the registration statement is initially filed with the Securities and Exchange Commission (the “SEC”), and (ii) the aggregate number of shares of common stock issued or issuable upon exercise of the related warrant as of the trading day immediately preceding the date the registration statement is initially filed with the SEC. The Registration Rights Agreement also provides that if (i) the Registrant does not file a registration statement on or before the date that is 30 calendar days after the closing of the transactions contemplated by the Securities Purchase Agreement, (ii) a registration statement is not declared effective on or prior to a certain required effectiveness date, or (iii) after its effective date, such registration statement ceases to remain continuously effective and available to the Investor at any time prior to the expiration of a certain effectiveness period, then the Registrant must pay the Investor as a result of the event and for each month thereafter that such event continues, an amount in cash as partial liquidated damages equal to 1% of the aggregate purchase price paid by the Investor pursuant to the Securities Purchase Agreement for the shares underlying the convertible note and warrant then held by the Investor.

In connection with the transaction, VM Investors, LLC, the Registrant’s majority shareholder (whose members include Craig Ellins, the Registrant’s Chief Executive Officer, and Amy Black, the President of the Registrant’s subsidiary, VMdirect, L.L.C.), entered into a Lock-Up Letter Agreement in favor of the Investor pursuant to which VM Investors, LLC agreed not to offer, sell, pledge or otherwise dispose of any shares of common stock of the Registrant for an 18-month period following the closing, subject to specified limited exceptions.

Also in connection with the transactions contemplated by the Securities Purchase Agreement, the Registrant was required to pay its previously engaged placement agent an aggregate commission in cash equal to 8% of the gross proceeds from the sale of the convertible note and warrant, plus a warrant to purchase 7% of the shares underlying the convertible notes and warrants issuable to the Investor, at an exercise price equal to $2.93. In addition, the Registrant paid the placement agent 1% of the gross proceeds to cover out-of-pocket expenses incurred in connection with the transactions contemplated by the Securities Purchase Agreement, including the actual and reasonable fees and disbursements of the placement agent’s legal counsel. Additionally, the Registrant reimbursed the Investor for its out-of-pocket expenses incurred in connection with the transactions contemplated by the Securities Purchase Agreement, including the actual and reasonable fees and disbursements of the Investor’s legal counsel, up to an aggregate amount of $85,000.

The issuance of the convertible notes and warrants, and the shares underlying the convertible notes and warrants, was intended to be exempt from registration under the Securities Act pursuant to Section 4(2) thereof and Rule 506 of Regulation D (“Regulation D”) as promulgated by the SEC under the Securities Act, as the convertible notes and warrants will be issued to accredited investors and were not originated through any general solicitation or advertisement. The convertible notes and warrants, and the shares underlying the convertible notes and warrants, to be issued may not be offered or sold in the United States unless they are registered under the Securities Act, or an exemption from the registration requirements of the Securities Act is available. No registration statement covering these securities has been filed with the SEC or with any state securities commission in respect of the transactions contemplated by the Securities Purchase Agreement.

The transaction documents, including, the Securities Purchase Agreement, and a form of the Senior Secured Convertible Note, Warrant, Registration Rights Agreement, Security Agreement, Pledge Agreement and Guaranty, were attached to the Registrant’s Current Report on Form 8-K (File No. 001-33667), filed with the SEC on November 30, 2007, as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

10.1	Securities Purchase Agreement dated November 29, 2007, by and between the Registrant and the Buyers listed on the Schedule of Buyers attached thereto (1)

10.2	Form of Senior Secured Convertible Note (1)

10.3	Form of Warrant (1)

10.4	Form of Registration Rights Agreement (1)

10.5	Form of Security Agreement (1)

10.6	Form of Pledge Agreement (1)

10.7	Form of Guaranty (1)

(1) Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-33667), filed with the Securities and Exchange Commission on November 30, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, DigitalFX International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DigitalFX International, Inc.

Date: December 4, 2007	By:	/s/ Lorne Walker
Lorne Walker
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Securities Purchase Agreement dated November 29, 2007, by and between the Registrant and the Buyers listed on the Schedule of Buyers attached thereto (1)

10.2	Form of Senior Secured Convertible Note (1)

10.3	Form of Warrant (1)

10.4	Form of Registration Rights Agreement (1)

10.5	Form of Security Agreement (1)

10.6	Form of Pledge Agreement (1)

10.7	Form of Guaranty (1)

(1) Filed as an exhibit to the Registrant’s Current Report on Form 8-K (File No. 001-33667), filed with the Securities and Exchange Commission on November 30, 2007.